                                                                   EXHIBIT 10.21

                                LEASE AGREEMENT
                                      FOR

                        OFFICE SUITES AT JEFFERSON PARK
                                  OPERATED BY
                            KENRICK INVESTMENT GROUP

                              --------------------

        1. PARTIES. This lease, executed the 29 of November 1999 by and between Kenrick Investment Group (hereinafter called Lessor) and Artisan Components, Inc. (hereinafter called Lessee).

                For and in consideration of the payment of the rents and the performance of the covenants contained herein on the part of Lessee, and in the manner herein specified, Lessor and Lessee agree as follows:

        2. PREMISES. Lessor does hereby demise to Lessee, and Lessee leases from Lessor, the premises shown outlined in red on the attached plans marked Exhibit A, known as Suites 37 and 38.

                Tenant shall have as appurtenance to the premises, rights to use interior and exterior areas serving the premises in common with others.

        3. TERM. The term of this lease shall commence on December 1, 1999 and shall expire on November 30, 2000.

        Upon the expiration of this original lease term, this lease shall henceforward automatically renew for periods of one year under the same terms and conditions as contained in this lease with the exception that rent may change at the commencement of a renewal period. Lessor must advise Lessee of any rent change a minimum of 60 days prior to the commencement of the new lease period. Lessee may terminate this lease at the end of any lease term by providing written notice to Lessor a minimum of 45 days prior to the end of the original lease term or any renewal lease term.

        4.      RENT. $1,540.00 per month due on the first of each month.

                Rent shall be paid without any deduction or offset and without any notice or demand. All installments of rent, which shall not be paid after the same, shall have come due and payable shall bear a penalty of five percent (5%) whether or not demand be made therefore.

        5.      FURNITURE/UNITS.

                a. The premises are furnished and include: 2 desks, 2 desk chairs, 2 side chairs, 2 other pieces, 2 phones.

                b. Secretarial units: There are 0 hours included in the base rent.

        6. SECURITY DEPOSIT. Upon the execution of this lease, the Lessee shall pay to the Lessor a security deposit representing one month's rent. This deposit will be held as security for Lessee's performance as herein provided and refunded to the Lessee at the end of this lease subject to the Lessee's satisfactory compliance with the conditions hereof. Lessee shall not be entitled to interest payment on security deposit and such deposit shall not be used in lieu of payment and the last month's rent.

        7. USE OF PREMISES. The Lessee shall use the leased premises only for the purpose of professional offices.

        8. COMPLIANCE WITH LAWS. In the event that Lessee shall be found to be in violation of any applicable federal, state, or local laws and ordinances or shall, in Lessor's reasonable opinion, not be consistent with the quality of operation of the premises. Lessor shall have the right to notify the Lessee in writing of such violation on inconsistency. Within three (3) days of receipt of such notice, it being hereby understood and agreed that failure to do so shall result in Lessor's right to terminate the lease upon ten (10) days advance written notice.

        9. USE VIOLATING FIRE LAWS. The Lessee shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The Lessee shall on demand reimburse the Lessor, and all other tenants all extra insurance premiums caused by the Lessee's use of the said premises.

        10. LESSOR FAILURE TO DELIVER. If Lessor is unable to deliver possession of the premises at the time herein agreed, Lessor shall not be liable for any damage caused thereby nor shall this lease to be void or voidable, but Lessee shall not be liable for any rent until such time as Lessor can deliver possession.

        11. RULES AND REGULATIONS. The Rules and Regulations of the building, attached hereto as Exhibit B, are expressly made a part of this lease by reference, and Lessee hereby expressly covenants and agrees to abide by all of said Rules and Regulations, as well as such modifications, additions and deletions thereof as may be hereafter adopted and notice thereof given by Lessor. Lessor shall have no responsibility to Lessee for the violation or nonperformance by any other tenant of said building of any of said Rules and Regulations.

        12. UTILITIES SUPPLIED. Provided Lessee shall not be in default hereunder, Lessor agrees to furnish in reasonable quantities and during reasonable hours (to be determined by Lessor) of generally recognized business days, and subject to the Rules and Regulations of the building in which the demised premises are located, electric current for lighting and for office use only, common restroom facilities with hot and cold water, and heating and/or air conditioning. Lessor shall not be liable for any damages for failure to furnish such services as specified above when such failure is caused by breakage, repairs, strikes, lockouts, or by any other cause, similar or dissimilar, beyond the reasonable control of Lessor, nor shall Lessor be liable under any circumstances for loss of injury to persons or property or for any other losses or expenses or damages (consequential or otherwise) to Lessee, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing or any other service, nor shall any such failure relieve Lessee from the duty to pay the full amount of rent herein reserved or constituted, or be construed as constructive or other eviction of Lessee.

     13. MAINTENANCE OF PREMISES. The Lessee agrees to repair or replace, at the Lessee's expense, any damage caused by the Lessee to the walls, ceilings, doors, carpets, and furniture of the said premises, reasonable wear and tear excepted.

     14. ALTERATIONS/ADDITIONS. Lessee shall not damage or deface the doors, walls, floors or ceilings, nor drill holes, or apply tape or glue to the walls or doors for the hanging of pictures, or other material or decorations except as specifically allowed and prescribed by Lessor. No shall Lessee suffer to be made any waste or unlawful, improper, or offensive use of the said premises, obstruct hallways and other common areas, nor commit any act which may damage the structural parts of the building or disturb the quiet enjoyment of any other tenant in the building. Lessee further agrees to use the plastic chair mat provided by Lessor under movable desk chairs at all times; any damage to carpet resulting from failure to use said chair mat shall not be considered normal wear and tear, and Lessee shall be responsible for such damages up to and including the cost of replacement of the entire carpet in the demised premises.

     15. PROVIDED SERVICES AND HOURS OF OPERATION. Lessor shall furnish Lessee heating and air conditioning service during normal building operating hours. Lessor shall furnish electric current consumed in leased premises, shall install fluorescent tubes in ceiling light fixtures, shall furnish janitorial services for the cleaning and care of the leased premises, shall pay the water rates for water used on the leased premises, provided that cessation of any of the foregoing services, when occasioned by accident, lock-out, strike or for repairs or any causes beyond Lessor's reasonable control shall not be deemed a breach of this lease.

          The hours of operation of Jefferson Park shall be 8:30 a.m. to 5:00 p.m., Monday through Friday, except holidays as indicated in Exhibit C. These hours and holidays may be changed by the Lessor by giving the Lessee written notice of any such change. Each Lessee shall have a key to his private suite. In the event Lessee requires use of his office at other than normal building operating hours, the Lessee will have the right to access the building on a 24 hour basis; however, Lessor reserves the right to rescind this right for due cause and security of the premises.

          Lessor agrees to provide the following additional services:

          -  Receptionist service during hours of operation.

          - Answering of telephone lines during operating hours and 24-hour voice mail.

          -  Use of conference room as scheduled through the receptionist.

          - Receipt and sorting of mail. Lessor shall not be liable in any manner for mail delivered to Lessor by Lessee for deposit in United States Mail, nor shall it be liable for mail delivered to Lessor for distribution to Lessee.

          Additional typing, copying, outbound mail handling, and other services are available per published rate schedule.

          Lessee shall reimburse Lessor promptly on a monthly basis for charges incurred for any additional services per Lessor's posted schedule of charges, which may change from time to time. Payment of said expenses shall be due no later than ten (10) days following the receipt of any invoice on account of said expenses. A five percent (5%) late charge will be due on all balances not paid when due.

          Lessor agrees to provide lessee with telephone lines installed to the premises. Lessee agrees to use only Lessor's centrex lines and to pay monthly telephone charges at the prevailing rate established by lessor and billed as part of monthly service charges.

     16. LIABILITY INSURANCE. Lessee shall provide public liability insurance covering liability for damages or injuries arising from Lessee's use of the premises.

     17. FIRE, CASUALTY, EMINENT DOMAIN. If the building or suite referred to herein shall be destroyed in whole or in part by fire, the elements, or other casualty so as to render the leased premises wholly unfit for occupancy and if they cannot be repaired within ninety (90) days from the happening of said injury, this lease shall terminate on the expiration of said ninety (90) days without further liability on either of the parties hereto. In the event of any such termination, Lessee shall immediately surrender the possession of the leased premises and all rights herein to Lessor or Lessor shall have the right to immediately enter into and take possession of the leased premises and shall not be liable for any loss, damage, or injury to the property or person of Lessee or any occupant of, in or upon said leased premises. If the Lessor repairs the leased premises within such ninety (90) days, this lease shall continue in full force and effect. Lessee shall not be required, in any event, to pay rent for any portion of said ninety (90) days during which the leased premises are wholly unfit for occupancy.

     18. INDEMNIFICATION. Lessor shall not be liable for any damage occasioned by failure to keep said premises in repair and shall not be liable for any damage done or occasioned from electric current, plumbing, gas, water, or bursting, leaking, running, or failure of operation of any air conditioning or other apparatus in, above, upon, or about said building or premises, nor for damages occasioned by water, snow, or ice being upon any sidewalk or entrance way or being upon or coming through the roof, skylight, or any other opening in said leased premises nor for any damage arising from the action or negligence of Lessee, co-tenant, or other occupants of adjacent or continuous property. Lessee hereby releases, discharges, and agrees to indemnify, protect, and save harmless Lessor of and from any and all claims, demands, or liability for any loss, damage, injury or other casualty to property whether it be that of either of the parties hereto or third persons whether they be third persons of Lessee or agents or employees of Lessee, caused by, growing out of, or happening in connection with Lessee's use of occupancy of the demised premises or Lessee's use of any equipment, facilities, or property in or adjacent to the aforesaid building.

     19.  DEFAULT BY LESSEE. In the event that:

          a) The lessee shall default in the payment of any installments of rent or other sums herein specified and such default shall continue for ten (10) days; or

          b) The Lessee shall substantially default in the observance or performance of any other of the Lessee's covenants, agreements, or obligations hereunder and such substantial default shall not be corrected within thirty (30) days after written notice thereof; or

          c) The Lessee shall be declared bankrupt or insolvent according to the law, or, in any assignment shall be made of Lessee's property for the benefit of creditors;

then the Lessor shall have the right thereafter, without application to the courts for eviction through Summary Process, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of the Lease ended, and remove the Lessee's effects, without prejudice to any remedies which might be otherwise used for arrears of rent payment or other default. The Lessee shall indemnify the Lessor against all loss of rent and other payments, which the Lessor may incur by reason of such termination during the residue of the term. If the Lessee shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on Lessee's part to be observed or performed under or by virtue of any of the provisions in any article of this Lease, the Lessor, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the Lessee. If the Lessor makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorneys fees and instituting, prosecuting or defending any action or proceeding, such sums made or obligations incurred, with interest at the rate of twelve percent (12%) per annum and cost, shall be paid to the Lessor by the Lessee as additional rent.

     20. DEFAULT BY LESSOR. In the event that the Lessor shall substantially default in the observance or performance of any of the Lessor's covenants, agreements, or obligations hereunder, and such default shall not be corrected within thirty (30) days after written notice thereof, then Lessee shall have the right to terminate this Lease upon giving Lessor sixty (60) days prior written notice of termination.

     21. RIGHT TO ENTER. Lessor shall have the right at all times to enter the premises to inspect the same and to make such repairs and alterations as Lessor shall see fit, (or within thirty (30) days prior to termination of the Lease) to show the leased premises to prospective tenants.

     22. SUBLET/ASSIGNMENT. Neither Lessee nor anyone claiming by, through, or under Lessee shall mortgage or assign this Lease or sublet the premises or any part thereof or permit the use of the premises by any person other than Lessee without prior written consent of Lessor.

          All terms, covenants, and conditions of this Lease shall inure to the benefit of and be binding upon the successors and assigns of Lessor and (subject to the restriction on assignment herein contained) the successors and assigns of Lessee to the same extent as said terms, covenants, and conditions inure to the benefit of and are binding upon Lessor and Lessee, respectively.

     23. SUBORDINATION. This Lease shall be subject to and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens of the property of which the leased premises are a part and the Lessee shall, when requested, promptly execute or deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

     24. SURRENDER. The Lessee shall, at the expiration or other termination of this Lease, remove all Lessee's goods and effects from the leased premises. Lessee shall deliver to the Lessor the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions thereto or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the Lessee's failure to remove any of the Lessee's property from the premises, Lessor is hereby authorized, without liability to Lessee for loss or damage thereto, and at the sole risk of Lessee, to remove and store any of the property at Lessee's expense, or to retain same under Lessor's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     25. FEE FOR HIRING EMPLOYEE. Lessee is hereby advised and Lessee hereby acknowledges that all employees of Lessor who perform work for Lessee under this Lease or other service agreements between Lessor and Lessee are in fact employees of Lessor. Lessee agrees that during the term of this Lease and during the twenty-four (24) months following the termination of this Lease, neither Lessee nor any person or entity controlled by Lessee will hire any of the employees of the Lessor. In the event that Lessee shall breach any obligation on Lessee contained in this paragraph, Lessee shall be liable to Lessor for, and shall pay to Lessor on demand, liquidated damages in the sum of $5,000 for each employee with respect to whom such breach shall occur, it being mutually agreed by the parties that the foregoing provision for liquidated damages is reasonable and that the actual damage which would be sustained by Lessor as the result of any such breach would be, from the nature of the case, impracticable, or extremely difficult to fix.

     26. NON-COMPETITION OF SERVICES. The Lessee shall be prohibited from employing on the premises office services, for any other tenant, similar to those provided by Lessor. The Lessee is further prohibited from making provision on the premises for any form of business machine or office furniture, other than for its own use, except with the written consent of Lessor.

      27. BROKERAGE RELATION. Lessee hereby recognizes lessor as their broker representative in any future lease executed between lessee, its successors, assigns, subsidiaries or any other entity in which lessee holds a majority interest and the then existing landlord/owners of property located at 790, 800 and 820 Turnpike St., North Andover, MA, also known as the Jefferson Office Park.

            This relationship exists solely for the purpose of securing lessor's rights in qualifying for co-broker status with the landlord/owners broker in any future lease executed directly between landlord/owner and lessee.

      28. NOTICES. All notices by Lessor to Lessee, or by Lessee to Lessor, shall be in writing. Notices to Lessee shall be deemed to be duly given if delivered personally to the Lessee or the occupant of the demised premises or if mailed by certified mail, postage prepaid, addressed to Lessee at the demised premises. Notice to Lessor shall be deemed to be duly given if delivered personally to an office of Lessor, or mailed by certified mail, postage prepaid, to Lessor at its offices at 800 Turnpike Street, Suite 300, North Andover, MA 01845.

      29. AUTHORITY TO SIGN. It is expressly understood and agreed that the Lessee is not the agent, servant nor employee of the Lessor in any manner whatsoever. The person signing this agreement as Lessee expressly warrants and represents that it is the actual Lessee or it is authorized to sign this Lease Agreement on behalf of the actual Lessee.

            Each individual executing this Lease on behalf of a corporation, represents and warrants that he has been authorized to do so by the Board of Directors of such corporation or other delegated authority, otherwise such individual shall be personally responsible for payment of the rental contained herein. All parties executing this lease shall be jointly and severally liable.

            This Lease shall be deemed to be executed as a sealed instrument and shall be governed by the laws of the Commonwealth of Massachusetts.


/s/ [SIGNATURE ILLEGIBLE]                 December 1, 1999
------------------------------            ------------------------------
Kenrick Investment Group                  Date

Artisan Components, Inc.                  12/1/99
------------------------------            ------------------------------
Lessee                                    Date


By: /s/ [SIGNATURE ILLEGIBLE]
    --------------------------

Title: Director, Finance
      ------------------------

                                                                       EXHIBIT A





                  [OFFICE SUITES AT JEFFERSON PARK FLOOR PLAN]

                                   EXHIBIT B

                        OFFICE SUITES AT JEFFERSON PARK

                             RULES AND REGULATIONS

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Lessee or used for any purpose other than for ingress to and egress from the premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Lessor. There shall not be used in any space, or in the public hall of the building, either by a Lessee or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

     2. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No Lessee shall sweep or throw or permit to be swept or thrown from the premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the premises or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking in the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without prior written consent of Lessor.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Lessee on any inside of the premises if the same is visible from the outside of the premises without the prior written consent of Lessor. In the event of the violation of the foregoing by any Lessee, Lessor may remove same without any liability, and may charge the expense incurred by such removal to Lessee or Lessees violating this rule.

     6. Except with prior written consent of Lessor and as Lessor may direct, no Lessee shall mark, paint, drill into, or in any way deface any part of the premises or the building of which they form a part.

     7. Except with the prior written consent of Lessor, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Lessee, nor shall any changes be made in existing locks or mechanism thereof. Each Lessee shall, upon the termination of his tenancy, restore to Lessor all keys either furnished to or otherwise procured by, such Lessee. In the event of the loss of any keys furnished to Lessee, Lessee shall pay to Lessor the cost.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in a way approved by Lessor and only during hours and in a manner approved by Lessor.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Lessee shall cooperate to prevent the same.

     10. Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice form Lessor, Lessee shall refrain from or discontinue such advertising.

     11. Except for those items necessary for the cleaning and maintenance of Lessee's business, including office supplies, which shall be properly stored to minimize the risk of fire and explosion, Lessee shall not bring or permit to be brought or kept in or on the premises, any inflammable, combustible or explosive fluid material, chemical or substance, or cause to permit any odors to permeate in or emanate from the premises.

                                   EXHIBIT C

                        OFFICE SUITES AT JEFFERSON PARK

                            HOLIDAY SCHEDULE - 1999


New Year's Day                          Friday               January 1

Martin Luther King Day                  Monday               January 18

President's Day                         Monday               February 15

Memorial Day                            Monday               May 31

Independence Day                        Monday               July 5

Labor Day                               Monday               September 6

Columbus Day                            Monday               October 11

Veterans Day                            Thursday             November 11

Day Before Thanksgiving                 Wednesday            November 24
(Early Closing - 12:00 Noon)

Thanksgiving Day                        Thursday             November 25

Day After Thanksgiving                  Friday               November 26

Day Before Christmas                    Friday               December 25

New Year's Eve                          Friday               January 31

                        OFFICE SUITES AT JEFFERSON PARK

                        OTHER STARTUP FEES AND DEPOSITS



                             TELEPHONE INSTALLATION

ACCOUNT SETUP, ONE HANDSET, VOICE MAIL                 $100.00
ADDITIONAL HANDSETS                                     $75.00
TELEPHONE LINES (PER LINE)                              $50.00
SPEAKER PHONE CAPABILITY                                $50.00


                                     OTHER

KEYS                                                     $2.00
SECURITY CARDS                                          $15.00
DIRECTORY SIGN                                          $30.00
SECURITY DEPOSIT                              ONE MONTH'S RENT


                           RECURRING MONTHLY CHARGES

TELEPHONE ANSWERING (IN EXCESS OF ONE TELEPHONE PER OFFICE).      $75.00
LINE CHARGES (IN EXCESS OF TWO LINES PER TELEPHONE).              $25.00
VOICE MAIL BOXES (IN EXCESS OF ONE PER TELEPHONE).                $15.00

                        OFFICE SUITES AT JEFFERSON PARK


WE PROVIDE PROFESSIONAL SECRETARIAL SERVICES, WITH STATE-OF-THE-ART EQUIPMENT AND, MOST IMPORTANTLY, A COMMITMENT TO QUALITY SUPPORT SERVICES.


=======================================================================================
SECRETARIAL SERVICES               $25.00 per hour - PC and administrative
                                                     services

                                   (Billed in 6 minute increments)

---------------------------------------------------------------------------------------

COPIES                             Sorts, reduces, magnifies, collate, two-sided
                                   $.09 per copy

---------------------------------------------------------------------------------------

COLOR PRINTS                       $.25 - $1.00 for Color Originals

---------------------------------------------------------------------------------------

FAX                                Outgoing: $2.00/page, 1-10 pages
                                             $1.00/page, 11-100 pages
                                             $ .75/page, 100+ pages per month
                                             $2.00/page, International

                                   Incoming: $15.00 per month or $1.00 per page

---------------------------------------------------------------------------------------

POSTAGE                            Provide metered postage and delivery to the mailbox
                                   Cost, plus 20%

---------------------------------------------------------------------------------------

SUPPLIES                           Cost, plus 10%

=======================================================================================



                                     RENTAL OPTIONS

=======================================================================================

FURNITURE PACKAGE                  $50/month includes desk, desk chair, side chair &
                                   one other piece

---------------------------------------------------------------------------------------

SECRETARIAL PACKAGE                $75/month includes five hours of secretarial services

=======================================================================================

                        OFFICE SUITES AT JEFFERSON PARK
                               TELEPHONE CHARGES
                                      FOR
                                CALLING SERVICES


Local Calls:             Same as Bell Atlantic
                         2.8 cents per call; 1.6 cents per minute

Interstate:              Same as Bell Atlantic
(508/617/978/781)        1.0 cents per call; 8.5 cents per minute

Interstate:              25-71% Off AT&T

Monthly Volume:

               Under    101     201     251     301     401     501     751     1001    2001    3001    Over
                100     to      to      to      to      to      to      to       to      to      to     4000
                        200     250     300     400     500     750    1000     2000    3000    4000

Discount        25%     36%     37%     42%     45%     47%     53%     55%      61%     63%     66%     71%

AT&T RATE
 38 cents      0.28    0.25    0.24    0.22    0.21    0.20    0.18    0.17     0.15    0.14     0.13   0.11

                        10%     15%     20%     25%     30%     35%     40%      45%     50%     55%     60%

Monthly Line Charge:    28.35



                                                            Herrick/Phone Folder
                                                               Telephone Charges
                                                                Updated: 8/27/99